UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2017

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Grimsby Drive
Hamburg, New York		14075
(Address of principal executive offices)		(Zip Code)

(716) 926-2000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01	Other Material Information

On January 17, 2017, Evans Bancorp, Inc. (the “Company”), the parent company of Evans Bank, National Association, issued a press release announcing the commencement of an underwritten public offering of $14.0 million of its common stock (the “Offering”) through Sandler O’Neill & Partners, L.P and Hovde Group, LLC.

A copy of the Company’s press release dated January 17, 2017 is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the investor presentation for the Offering, which is also being filed with the Securities and Exchange Commission as an issuer free writing prospectus, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated January 17, 2017.

99.2	Investor Presentation dated January 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVANS BANCORP, INC.

DATE: January 17, 2017	By:	/s/ David J. Nasca
David J. Nasca
President and Chief Executive Officer